Stock Purchase Agreement

                                  by and among

                              Star Computing, Ltd.,
                              a Nevada corporation

                                 on the one hand

                                       and

                      Hi-Tech Environmental Products, LLC,
                    a Nevada limited liability company d/b/a
                                     VitroCo

                                       and

                             Vitroco Materials, LLC,
                       a Nevada limited liability company

                                       and

                             VitroTech Corporation,
                             a Delaware corporation

                                       and

                           All of the shareholders of
                             VitroTech Corporation,
                             a Delaware corporation

                                on the other hand

                          Dated as of February 3, 2004

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of February 3, 2004, by and among Star Computing Ltd., a publicly traded Nevada corporation (OTCBB:
SRCU) ("Star"), and Larry S. Poland, an individual stockholder of Star (the "Star Stockholder") on the one hand, and Hi-Tech Environmental Products, LLC, a Nevada limited liability company d/b/a VitroCo ("Hi-Tech"), VitroCo Materials, LLC, a Nevada limited liability company ("VitroCo"), VitroTech Corporation, a Delaware corporation ("VitroTech") and all of the shareholders of VitroTech (collectively, the "VitroTech Shareholders") on the other hand. Hi-Tech and the VitroTech Shareholders are collectively referred to herein as the "Purchasers," each a "Purchaser."

                                    RECITALS

      A. Star and the Purchasers have each determined to engage in the transaction contemplated hereby (the "Stock Purchase") pursuant to which each of the Purchasers will make certain contributions of assets as set forth herein in exchange for shares of the common stock of Star and the assumption by Star of certain liabilities of the Purchasers, as set forth herein.

      B. The board of directors of Star and the managing member of Hi-Tech have each approved this Agreement and the Stock Purchase.

      C. The parties intend that the transactions contemplated in this Agreement constitute capital contributions by all the Purchasers as a group to Star in exchange for controlling equity interest in Star within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

      D. The Star Stockholder, VitroTech Corporation and VitroCo are parties to this Agreement for the purpose of making certain representations and warranties.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      As used herein, the following terms shall have the following meanings:

      "Agreement" has the meaning specified in the introductory paragraph above.

      "Assumed Liabilities" has the meaning specified in Section 2.2 hereof.

      "Closing" has the meaning specified in Article 3 hereof.

      "Closing Date" has the meaning specified in Article 3 hereof.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Contracts" has the meaning specified in Section 4.15 hereof.

      "Disclosure Schedule" has the meaning specified in Article 4 hereof.

      "Employee" means a regular employee on the payroll of VitroCo.

      "Encumbrance" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, conditional sale agreement, financing statement or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset.

      "Indemnified Party" has the meaning specified in Article 6 hereof.

      "Indemnifying Party" has the meaning specified in Article 6 hereof.

      "Intellectual Property" means all of the service marks, copyrights, franchises, software, patents, licenses, trademarks, trade names, jingles, slogans, logotypes and other similar intangible assets maintained, owned, used, held for use or otherwise held or licensed by VitroCo in connection with the business of VitroCo (including any and all applications, registrations, extensions and renewals relating thereto), and all of the rights, benefits and privileges associated therewith.

      "LTSB" has the meaning specified in Section 5.7 hereof.

      "Licensed Intellectual Property" has the meaning specified in Section 4.13(c) hereof.

      "Person" means a natural person, corporation, partnership or other business entity, or any Governmental Entity.

      "Real Property" has the meaning specified in Section 4.9 hereof.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Star" has the meaning specified in the introductory paragraph above.

      "Star's Audited Financials" has the meaning specified in Section 5.7(b) hereof.

      "Star's Balance Sheet" has the meaning specified in Section 5.7(b) hereof.

      "Star's Financial Statements" has the meaning specified in Section 5.7(c) hereof.

      "Star's Interim Financials" has the meaning specified in Section 5.7(b) hereof.

      "Star Shares" means the common stock, par value $.001 per share, of Star issued pursuant to this Agreement.

      "Tax" and "Taxes" shall mean all federal, state, local and foreign property, sales and use, payroll, withholding, franchise and income taxes and all assessments, rates, levies, fees and other governmental charges, including any interest and penalties in respect of such amounts.

      "Trading Day" shall mean means (i) a day on which Star's common stock is traded on a Trading Market, or (ii) if Star's common stock is not listed on a Trading Market, a day on which the Star's common stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that Star's common stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a business day.

      "Trading Market" means the following markets or exchanges on which the Star's common stock may be listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

      "Vitro Financial Statements" has the meaning specified in Section 4.3 hereof.

      "Unaudited Balance Sheet" has the meaning specified in Section 5.7(b) hereof.

                                    ARTICLE 2
                  PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

      2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, at the Closing, each Purchaser shall purchase from the Star, and Star shall issue and sell Star Shares to each Purchaser as follows:

            (a) 15,000,000 Star Shares to Hi-Tech in exchange for all of the membership interest in VitroCo Materials, LLC, a Nevada limited liability company ("VitroCo"); and

            (b) an aggregate of 14,875,000 Star Shares to the VitroTech Shareholders, to be allocated among them as set forth in Exhibit "A," attached hereto in exchange for all of the common stock of VitroTech held by the VitroTech Shareholders.

      2.2 Assumption of Liabilities. As part of the consideration for the sale of the Star Shares as set forth in Section 2.1 hereof, Star shall assume, on the date of Closing, and hereby agrees to pay, perform and discharge the liabilities of VitroCo set forth in Exhibit "B," attached hereto (the "Assumed Liabilities").

      2.3 Delivery  Free of  Encumbrances.  The Star Shares  issued  pursuant to
Section 2.1 hereof shall be issued by Star free and clear of any Encumbrances and shall be fully paid and non-assessable.

      2.4 Restrictions On Transferability Of Star Shares. The Star Shares to be issued and delivered pursuant to this Agreement in accordance with the provisions hereof will not have been registered under the Securities Act or under the securities laws of any state. Accordingly, the Star Shares (together with any other shares received pursuant to conversions, exchanges, stock splits, stock dividends or other reclassifications or changes thereof, or consolidations or reorganizations of Star) will not be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of any transfer thereof.

      2.5 Legend. Each certificate representing Star Shares issued hereunder shall be stamped or otherwise imprinted with a legend in the following form:
3.1.

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR (B) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND UNDER THE SECURITIES LAW OF ANY STATE AND UPON RECEIPT BY STAR COMPUTING, LTD OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT ANY SUCH SALE IS IN COMPLIANCE WITH, OR NOT SUBJECT TO, THE ACT AND STATE SECURITIES LAWS."

            Where applicable, upon written request, Star shall remove such legends so as to facilitate the sale of such shares, if and to the extent applicable, pursuant to Rule 144 under the Act, provided (in the case of Rule 144 sales) that upon request of removal of legends, the person making such request shall have provided such documentation as Star and its transfer agent shall reasonably require in connection therewith.

      2.6 Press Releases. At the Closing, Star shall issue such press release or announcement of the transactions contemplated by this Agreement as may be required by the reporting requirements of the Exchange Act, subject to the applicable requirements of Rules 13-5a and 13-5c under the Securities Act, and such release or announcement will be reasonably satisfactory in form and substance to VitroCo and VitroTech and their counsel. Star shall not issue any other press release or otherwise make public any information with respect to this Agreement or the transactions contemplated hereby, prior to the Closing, without the prior written consent of VitroCo and VitroTech which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if required by law, Star may issue such a press release or otherwise make public such information as long as Star notifies VitroCo and VitroTech of such requirement and discusses with VitroCo and VitroTech in good faith the contents of such disclosure.

      2.7 Redemption. At Closing, Star shall cause to be redeemed 6,043,496 shares of its outstanding common stock from certain stockholders.

                                    ARTICLE 3
                                   THE CLOSING

      Subject to the satisfaction of the conditions and closing deliveries specified in Article 9 hereof, the closing of the Stock Purchase shall take place at 11:00 a.m. (Pacific Time) at the offices of Richardson & Patel, LLP, 10900 Wilshire Blvd., Los Angeles, CA 90024, on or before February 3, 2004 (the "Closing Date"), or at such other time and date as the parties may mutually agree (the "Closing").

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                         HI-TECH, VITROCO AND VITROTECH

      Except as set forth under the corresponding section of the disclosure schedule delivered to Star concurrently herewith (the "Disclosure Schedule"), which Disclosure Schedule shall be deemed a part hereof, Hi-Tech and VitroCo (with respect to matters relating to Hi-Tech and VitroCo only) and the VitroTech Shareholders (with respect to matters relating to VitroTech only), as applicable, hereby represent and warrant to Star as follows:

      4.1 Organization. Each of Hi-Tech and VitroCo is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, and has the requisite power to carry on its business as now conducted. VitroTech is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

      4.2 Certain Matters. Each of Hi-Tech, VitroCo and VitroTech is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Each of Hi-Tech, VitroCo and VitroTech has full power and authority and all authorizations, consents, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Each of Hi-Tech and VitroCo has delivered to Star a true, accurate and complete copy of its Articles of Organization and Limited Liability Operating Agreement, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The membership records of VitroCo and the member list of VitroCo furnished to Star are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding membership interests of VitroCo. Hi-Tech is the sole member of VitroCo. No person, other than Hi-Tech is entitled to receive Star Shares due to such person's ownership of securities of VitroCo. Neither Hi-Tech nor VitroCo is in default under or in violation of any provision of its Articles of Organization or respective operating agreements in any material respect. VitroCo is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject, except as disclosed in the Vitro Financial Statement. VitroTech has delivered to Star true, accurate and complete copies of its Certificate of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Boards of Directors of VitroTech furnished to Star are complete and correct in all material respects. The stock records of VitroTech and the stockholder list of VitroTech furnished to Star and are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of VitroTech's capital stock and any other outstanding securities issued by VitroTech. VitroTech is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws in any material respect. VitroTech is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject, except as disclosed in the Vitro Financial Statement.

      4.3 Authority Relative to this Agreement. Each of Hi-Tech, VitroCo and the VitroTech Shareholders has the requisite power and/or authority to enter into this Agreement and carry out its/his/her obligations hereunder. The execution, delivery and performance of this Agreement by Hi-Tech and VitroCo and the consummation of the transactions contemplated hereby have been duly authorized by the managing member and sole member, respectively, of Hi-Tech and VitroCo and no other action on the part of Hi-Tech or VitroCo are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Hi-Tech, VitroCo and VitroTech Shareholders and constitutes a valid and binding obligation of Hi-Tech, VitroCo and VitroTech Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      4.4 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Hi-Tech or the VitroTech Shareholders of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Hi-Tech and VitroCo nor the consummation by Hi-Tech of the transactions contemplated hereby, nor compliance by Hi-Tech and VitroCo with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of their respective Articles of Organization or operating agreements, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Hi-Tech or VitroCo is a party or by which it or any of its properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Hi-Tech or VitroCo, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to either Hi-Tech or VitroCo taken as a whole. Neither the execution and delivery of this
Agreement by VitroTech Shareholders nor the consummation by VitroTech Shareholders of the transactions contemplated hereby, nor compliance by VitroTech Shareholders with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of VitroTech's Certificate of Incorporation, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the VitroTech Shareholders is a party or by which it or any of its properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to VitroTech Shareholders or VitroTech, or any of VitroTech's properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to either VitroTech Shareholders or VitroTech taken as a whole.

      4.5 Financial Statements.

            (a) Each of Hi-Tech, VitroCo and VitroTech shall deliver to Star an unaudited balance sheet as at Decemebr 31, 2003 and January 28, 2004 and related income statement for calendar year 2003 and for the period beginning on January 1, 2004 through January 28, 2004 (the "Vitro Financial Statements").

            (b) The Vitro Financial Statements, (i) are complete and correct in all material respects, (ii) have been prepared on a financial statement basis,
(iii) fairly and accurately present in all material respects the financial positions of Hi-Tech, VitroCo and VitroTech, as applicable, as at the dates thereof.

            There have not been any changes in accounting methods, estimates or principles (for financial accounting purposes) at any time since the Financial Statements, which have been made, agreed to or required with respect to either Hi-Tech, VitroCo or VitroTech.

      4.6 Events Subsequent to Financial Statements. Since the Vitro Financial Statements (i.e., January 28, 2004), there has not been:

            (a) any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Hi-Tech, VitroCo or VitroTech, except for Hi-Tech's transfer of assets to VitroCo as capital contributions to Vitro or in the ordinary course of their businesses;

            (b) any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Hi-Tech, VitroCo or VitroTech;

            (c) any declaration or setting aside or payment of any distribution with respect to the membership interests of Hi-Tech or VitroCo or with respect to the stock of VitroTech, or any redemption, purchase or other acquisition of any such membership interests or stock;

            (d) except for the issuance of membership interests in Hi-Tech to Value Plus, LLC, any issuance of membership interest or the granting, issuance or execution of any rights, options or other commitments by Hi-Tech or VitroCo, as the case may be, relating to its membership interests or any issuance of stock or the granting, issuance or execution of any rights, options or other commitments by VitroTech, as the case may be, relating to its stock;

            (e) any subjection to any lien on any of the assets, tangible or intangible, of VitroCo or VitroTech;

            (f) any incurrence of indebtedness or liability or assumption of obligations by VitroCo or VitroTech other than VitroCo's assumption of certain obligations of Hi-Tech as part of Hi-Tech's capitalization of VitroCo or in the ordinary course of their businesses;

            (g) any waiver or release by VitroCo or VitroTech of any right of any material value;

            (h) any compensation or benefits paid to officers, directors or members of VitroCo or VitroTech;

            (i) any change made or authorized in the Articles of Organization or Operating Agreement of VitroCo or any change made or authorized in the Certificate of Incorporation or Bylaws of VitroTech;

            (j) any damage, destruction or loss from fire, water, accident or other such casualty (whether or not covered by insurance) to any of VitroCo's or VitroTech's property or assets;

            (k) any loan to or other transaction with any officer or member of VitroCo giving rise to any claim or right of VitroCo against any such person or of such person against VitroCo or any loan to or other transaction with any officer or director of VitroTech giving rise to any claim or right of VitroTech against any such person or of such person against VitroTech;

            (l) any merger or consolidation with or acquisition of an interest in any Person or acquired a substantial portion of the assets or business of any Person or any division or line of business thereof;

            (m) any mortgage, pledge or grant of a security interest in any of VitroCo or VitroTech's material assets, tangible or intangible;

            (n) any writing down or writing up the value of any of VitroCo's or VitroTech's assets (or failed to write down or write up any asset inconsistent with the past practice) or write off as uncollectible any of VitroCo's or VitroTech's account receivable, except write-downs and write-offs in the ordinary course of business, none of which, individually or in the aggregate, are material;

            (o) any loan made to or any guarantee of the indebtedness (of any kind) of any Person;

            (p) any material change in the customary operating methods of VitroCo or VitroTech, including policies and practices relating to pricing, selling and marketing;

            (q) any settlement or compromise of any litigation in which VitroCo or VitroTech is a party to that would otherwise have been required to be disclosed pursuant to this Agreement;

            (r) any failure to renew any of VitroCo's insurance policies that is scheduled to terminate or expire within sixty (60) calendar days after the Closing Date;

            (s) any abandoning or allowing to lapse any Intellectual Property (or any registration or application in respect thereof); or

            (t) any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of VitroCo or VitroTech.

      4.7 Undisclosed Liabilities. Except as otherwise disclosed in the Vitro Financial Statements, neither Hi-Tech, VitroCo nor VitroTech have any material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

      4.8 Tax Matters.

            (a) Each of VitroCo and VitroTech has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

            (b) Each of VitroCo and VitroTech has paid, or adequately reserved against in VitroCo's and VitroTech's financial statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

            (c) To the best knowledge of Hi-Tech and VitroCo, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of VitroCo's tax returns;

            (d) To the best knowledge of the VitroTech Shareholders, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of VitroTech's tax returns; and

            (e) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from VitroCo or VitroTech.

            For the purposes of this Section 4.8, a tax is due (and must therefore either be paid or adequately reserved against in VitroCo's or VitroTech's financial statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

      4.9 Real Property.

            (a) VitroCo has delivered to Star an accurate and complete list and description of all real property leased, occupied or used by VitroCo (the "Real Property"), which list specifies the owner of each such Real Property. All Real Property is suitable and adequate for the purposes for which it is currently being used. All the Real Property is occupied under a valid and current certificate of occupancy or similar permit, and the transactions contemplated by this Agreement will not require the issuance of any new or amended certificate or permit.

            (b) VitroCo does not own any Real Property. VitroTech does not own, lease, occupy or use any Real Property.

            (c) VitroCo has delivered to Star accurate and complete copies all leases and subleases (including, without limitation, all amendments, consents for alterations and documents recording variations and evidence of commencement dates and expiration dates) pursuant to which any of the Real Property is occupied or used by VitroCo. Each such lease and sublease is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto and grants the leasehold interest it purports to grant free and clear of all Encumbrances. VitroCo has complied with all of the material provisions of such leases and subleases and is not in default thereunder in any material respect, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. VitroCo has not received any notice of cancellation or termination under such lease or sublease or any notice of a breach or default thereunder, which breach or default has not been cured, and no lessor has any right of termination or cancellation under such lease or sublease except upon a breach or default by VitroCo thereunder. The consummation of the transactions contemplated by this Agreement will not (i) cause any such lease or sublease to cease to be legal, binding and in full force and effect on terms identical to those currently in effect or (ii) constitute a breach or default under such lease or sublease or otherwise give the landlord the right to terminate such lease or sublease. The rental set forth in each lease or sublease is the actual rental being paid, and there are no separate understandings or agreement with respect to the same.

            (d) None of the Real Property or any leasehold interest in the Real Property is subject to any contract or other restriction of any nature whatsoever (recorded or unrecorded) preventing or limiting VitroCo's right to convey or to use it or to be in peaceful and undisturbed possession of each parcel of Real Property. VitroCo has not leased or subleased any parcel or portion of any parcel of Real Property (including office or commercial space) to any other Person, nor has VitroCo assigned its interest under any lease or sublease to any other Person.

            (e) No portion of the Real Property or any building, structure, fixture or improvement thereon is the subject of, or affected by, any condemnation, eminent domain or inverse condemnation proceeding currently instituted or pending, and VitroCo has no knowledge that any of the foregoing are, or will be, the subject of, or affected by, any such proceeding.

      4.10 Books and Records. VitroCo's and VitroTech's books and records have been delivered to Star prior to the Closing fully and fairly reflect the transactions to which VitroCo and VitroTech is a party or by which it or its properties are bound.

      4.11 Questionable Payments. Neither VitroCo nor VitroTech, nor any of their respective employees, agents or representatives has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using VitroCo or VitroTech funds or made any payments from VitroCo's or VitroTech's funds to governmental officials for improper purposes or made any illegal payments from VitroCo's or VitroTech's funds to obtain or retain business.

      4.12 Environmental Matters.

            (a) Definitions. For the purpose of this Agreement, the following terms shall have the meaning herein specified:

                  (i) "Governmental Authority" shall mean the United States, each state, each county, each city and each other political subdivision in which Hi-Tech's, VitroCo's or VitroTech's business, as applicable, is located, and any court, political subdivision, agency or instrumentality with jurisdiction over Hi-Tech's, VitroCo's or VitroTech's business, as applicable.

                  (ii) "Environmental Laws" shall mean (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. 9601 et seq. ("CERCLA"), (B) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. 6901 et seq. ("RCRA"), (C) the Clean Air Act, 42 U.S.C.A. 7401 et seq., (D) the Federal Water Pollution Control Act, as amended, 33 U.S.C.A. 1251 et seq., (E) the Toxic Substances Control Act, 15 U.S.C.A. 2601 et seq., (F) all applicable state laws, and (G) all other laws and ordinances relating to municipal waste, solid waste, air pollution, water pollution and/or the handling, discharge, disposal or recovery of on-site or off-site hazardous substances or materials, as each of the foregoing has been or may hereafter be amended from time to time.

                  (iii) "Hazardous Materials" shall mean, among others, (A) any "hazardous waste" as defined by RCRA, and regulations promulgated thereunder;
(B) any "hazardous substance" as defined by CERCLA, and regulations promulgated thereunder; (C) any "toxic pollutant" as defined in the Federal Water Pollution Prevention and Control Act, as amended, 33 U.S.C. 1251 et seq., (commonly known as "CWA" for "Clean Water Act"), and any regulations thereunder; (D) any "hazardous air pollutant" as defined in the Air Pollution Prevention and Control Act, as amended, 42 U.S.C. 7401 et seq. (commonly known as "CAA" for "Clean Air Act") and any regulations thereunder; (E) asbestos; (F) polychlorinated biphenyls; (G) any substance the presence of which at the Business Location (as hereinafter defined) is prohibited by any Environmental Laws; and (H) any other substance which is regulated by any Environmental Laws.

                  (iv) "Hazardous Materials Contamination" shall mean the presence of Hazardous Materials in the soil, groundwater, air or any other media regulated by the Environmental Laws on, under or around Hi-Tech's, VitroCo's or VitroTech's facilities, as applicable, at levels or concentration which trigger any requirement under the Environmental Laws to remove, remediate, mitigate, abate or otherwise reduce the level or concentration of the Hazardous Materials. The term "Hazardous Materials Contamination" does not include the presence of Hazardous Materials in process tanks, lines, storage or reactor vessels, delivery trucks or any other equipment or containers, which Hazardous Materials are used in the manufacture, processing, distribution, use, storage, sale, handling, transportation, recycling, reuse or disposal of the products that were manufactured and/or distributed by Hi-Tech, VitroCo or VitroTech, as applicable.

                  (v)  "Business   Location"   shall  mean  any  real  property,
building, facility or structure owned, leased or occupied by Hi-Tech, VitroCo or VitroTech, as applicable, at any time from its inception until the present.

            (b) Representations and Warranties. Based on the foregoing, Hi-Tech, VitroCo and VitroTech represent and warrant that:

                  (i) To the knowledge of Hi-Tech, VitroCo and VitroTech, after due investigation, there has been no material failure by Hi-Tech, VitroCo or VitroTech to comply with all applicable requirements of Environmental Laws relating to Hi-Tech, VitroCo or VitroTech and their respective operations, manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and Hi-Tech, VitroCo and VitroTech are not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

                  (ii) Hi-Tech, VitroCo and VitroTech have not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

                  (iii) Except as provided in Schedule 4.12, to the knowledge of Hi-Tech, VitroCo and VitroTech, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of Hi-Tech, VitroCo or VitroTech's business.

                  (iv) No Hazardous Materials are now located at the Business Location, and, to the knowledge of Hi-Tech, VitroCo and VitroTech, after due investigation, neither Hi-Tech, VitroCo or VitroTech has ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of Hi-Tech, VitroCo or VitroTech's business.

                  (v) Hi-Tech, VitroCo or VitroTech have not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by Hi-Tech, VitroCo or VitroTech in the conduct of any of their respective businesses nor is Hi-Tech, VitroCo or VitroTech aware of any circumstances that would give rise to an allegation of such contamination.

                  (vi) To the knowledge of Hi-Tech, VitroCo or VitroTech, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by Hi-Tech, VitroCo or VitroTech in the operation of their respective businesses. To the knowledge of Hi-Tech, VitroCo or VitroTech, after due investigation, no Business Location is currently on, and has never been on, any federal or state "Superfund" or "Superlien" list.

      4.13 Intellectual Property.

            (a) VitroCo has delivered to Star a true, correct and complete listing, and brief description of all Intellectual Property owned or licensed by or registered in the name of VitroCo or used or held for use in the business of VitroCo. The Company owns or possesses all rights to use all such Intellectual
Property necessary to the conduct of the business of VitroCo and all such Intellectual Property is free and clear of any Encumbrance. VitroCo has not received any notice to the effect that (i) the conduct of business by VitroCo may infringe on any intellectual property right or other legally protectable right of another, or (ii) any Person is using any patents, copyrights, trademarks, service marks, trade names, trade secrets or similar property that are confusingly similar with Intellectual Property owned by VitroCo. VitroCo has not granted any license or other right to any other Person with respect to Intellectual Property owned by VitroCo. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Intellectual Property owned by VitroCo. VitroTech does not own, license or use any Intellectual Property.

            (b) VitroCo is not aware of any reason that would prevent any pending trademark, service mark, copyright, patent or other Intellectual Property applications from having registration granted. (c) Any Intellectual Property which is licensed or sublicensed to VitroCo ("Licensed Intellectual Property") has so been identified to Star. With respect to Licensed Intellectual Property, (i) VitroCo has delivered to Star correct and complete copies of all the licenses and sublicenses (and all applicable amendments and ancillary documents) for such Licensed Intellectual Property, (ii) all such licenses and sublicenses are in full force and effect and represent the entire agreement between licensor and licensee with respect to the Intellectual Property being licensed, (iii) the consummation of the transaction contemplated by this Agreement will not cause any such license or sublicense to cease to be valid and binding, nor will it constitute a breach or default under any such license or sublicense or result in the licensor or sublicensor being given the right to terminate such license or sublicense, (iv) neither Hi-Tech nor VitroCo have received (or has reason to believe that it will receive) a notice of termination or cancellation under such license or sublicense, and no licensor or sublicensor has any right to terminate any Licensed Intellectual Property, except in the event of default thereunder, (v) neither Hi-Tech nor VitroCo are in material breach or default of and have not received (and do not have any reason to believe that it will receive) a notice that it is in material breach or default of any Licensed Intellectual Property, (vi) no claims or other actions have been made or asserted (nor have been threatened) against Hi-Tech or VitroCo either based upon Hi-Tech's or VitroCo's use of the Licensed Intellectual Property or alleging that any Licensed Intellectual Property is being licensed, sublicensed or used in violation of the rights of any third party, and (vii) no Person is using any patents, copyrights, trademarks, service marks, trade names, trade secrets or similar property that infringe upon or are confusingly similar with any Licensed Intellectual Property.

      4.14 Insurance. VitroCo has delivered to Star a list of all insurance policies currently carried by VitroCo. Such insurance policies are in full force and effect and will continue to be in full force and effect up to and including the Closing Date. VitroCo is the sole owner of each such policy. All premiums due on such policies or renewals thereof have been timely paid. Copies of all insurance policies have been delivered to Star. All such policies: (i) are, and at the time of the Closing, shall be in full force and effect; (ii) are sufficient for compliance in all material respects by VitroCo with all requirements of law and of all agreements to which VitroCo is a party; (iii) are valid, outstanding, and enforceable policies, and no party to any policy has repudiated, or given notice of an intent to repudiate, any provision thereof; and (iv) insure against risks of the kind customarily insured against and in amounts customarily carried by companies similarly situated and provide adequate insurance coverage for VitroCo (including the business and operations thereof). VitroCo is not in breach or default, and no event has occurred (including, without limitation, the failure to pay any premiums) which with notice or lapse of time, would constitute a breach or default or permit modification or termination, under the policy. VitroTech does not have any insurance policies in effect.

      4.15 Contracts. VitroCo has delivered to Star copies of each and every:

            (a) contract or series of related contracts in excess of $25,000 or contract for future services which requires the payment by VitroCo of $25,000 annually and is not terminable without penalty upon 30 days (or less) notice;

            (b) contract for the employment of any key employee (including employment letters and offer letters);

            (c) VitroCo bonus, incentive, deferred compensation, severance pay, pension, profit-sharing, retirement, stock purchase, stock option, stock incentive hospitalization, employees' insurance or other plan (including insurance policies on the life of any of VitroCo's employee or employees), agreement or arrangement providing employee benefits;

            (d) collective bargaining agreement or other agreements or awards between VitroCo and any labor union;

            (e) lease to which VitroCo is a party (i) which is not terminable without penalty on notice of 30 days or less with respect to personal property involving an annual rental payment of $25,000 or more, or (ii) with respect to any real property, whether as lessor or lessee;

            (f) chattel mortgage or conditional sales agreement to which VitroCo is a party involving $25,000 or more;

            (g)  agreement   between  VitroCo  and  any  Person  (including  any
employee) relating to sharing of past, present or future commissions, fees, billings, revenue, income or profits;

            (h) agreement or arrangement with any supplier in which any key employee has any ownership interest (other than shares in a publicly owned company) or participation in income or profits; or

            (i) material agreement of VitroCo not made in the ordinary course of business.

            All of the foregoing are referred to as the "Contracts." The copies of each of the Contracts delivered are accurate and complete. Each Contract is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto. There is no material default with respect to any such contract which will give rise to liability in respect thereof on the part of VitroCo or the other parties thereto. No notice of default or similar notice has been given or received by VitroCo under any of such contracts. VitroTech is not a party to any Contracts.

      4.16 Litigation. Neither VitroCo nor VitroTech is subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against VitroCo or VitroTech. Neither VitroCo nor VitroTech is a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of VitroCo or VitroTech, and neither VitroCo nor VitroTech knows of any basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting VitroCo or VitroTech or to which VitroCo or VitroTech is a party.

      4.17 Employees. VitroCo will deliver to Star a complete and accurate list of all employees of VitroCo, setting forth their respective names, current positions, salaries and other remuneration and benefits as of the date hereof. Copies of all employment and consulting agreements to which VitroCo is a party have been delivered to Star. All compensation and other amounts payable to employees as of the date hereof were paid or will be paid in accordance with VitroCo's normal payroll practices. No bonuses have been paid or accrued to any employee since the date of the Vitro Financial Statements. To the best knowledge of Hi-Tech and VitroCo, no present or former employee of VitroCo has any claim against VitroCo on account of or for (a) overtime pay (other than overtime pay for the current payroll period), (b) wages, salary or other compensation for any period (other than the current payroll period), (c) vacation, sick leave, or time off, other than that earned in the current fiscal year (which amounts will be accrued on the Closing Financial Statements), (d) severance pay or (e) any violation of statute, ordinance or regulation relating to minimum wages, maximum hours of work, termination of employment or similar matters. VitroCo is not a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable or owing by VitroCo to any stockholder, officer, director or employee of VitroCo, nor are there any loans or debts payable or owing by any of such persons to VitroCo or any guarantees by VitroCo of any loan or obligation of any nature to which any such person is a party. VitroTech does not have any employees.

      4.18 Employee Benefit Plans. VitroCo has delivered to Star copies of VitroCo's employee benefit plans. All such plans are in material compliance with all applicable federal, state and local laws, regulations, ordinances, codes and other legally binding rules, and are not subject to any present or threatened claim that they are, may be or have been administered contrary to any federal, state or local laws, regulations, ordinances, codes or other legally binding rules. VitroTech does not have any employee benefit plans.

      4.19 Legal Compliance. To the best knowledge of VitroCo and Hi-Tech, after due investigation, no claim has been filed against VitroCo alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. VitroCo holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted. To the best knowledge of the VitroTech Shareholders, after due investigation, no claim has been filed against VitroTech alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. VitroTech holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

      4.20 No Subsidiaries. Neither VitroCo nor VitroTech owns any capital stock or have any interest in any corporation, partnership, or other form of business organization.

      4.21 Broker's Fees. Neither Hi-Tech, VitroCo nor the VitroTech Shareholders, nor anyone on their behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

      4.22 No Disagreements with Accountants and Lawyers. Except for those claims by Hi-Tech against Price, Gess and Lyon & Lyon, there are no disagreements of any kind presently existing, or reasonably anticipated by Hi-Tech, VitroCo or VitroTech to arise, between the accountants and lawyers formerly or presently employed by Hi-Tech, VitroCo or VitroTech and HiTech, VitroCo and VitroTech are current with respect to any fees owed to its accountants and lawyers.

      4.23 Title to Properties, Liens and Encumbrances. VitroCo and VitroTech have good title to all properties, interests in properties and assets reflected in the Vitro Financial Statements or acquired thereafter, free and clear of all Encumbrances. Such assets and properties include all tangible and intangible assets, contracts and rights necessary or required for the operation of the business of VitroCo and VitroTech as now or heretofore conducted. All material tangible assets of VitroCo and VitroTech are in good operating condition and repair, subject to normal wear and tear, free of defects, latent or patent, and are suitable, adequate and fit for the uses for which they are intended or being used; and such assets and the present use thereof do not violate in any material respect any applicable licenses, statutes, engineering standards or building, fire, zoning, health and safety or any other laws, with the exception of the Valley Springs property, which does not yet have permits to mine.

      4.24 Leased Equipment. VitroCo has delivered to Star a list of all equipment, other than personal property and fixtures, valued in excess of $10,000 licensed to or held under similar arrangements, or are in the possession or custody of VitroCo. VitroTech does not own or lease any equipment.

      4.25 Accounts Receivable. VitroCo has delivered to Star a true, correct and complete list of all Accounts Receivables, including an aging thereof as of the Closing Date. All Accounts Receivables (whether billed, unbilled or accrued) arose in the ordinary and usual course of VitroCo's business, represent valid obligations due, and either have been collected in full or VitroCo has no reason to believe that such accounts will not be collected in full within ninety (90) days after the Closing Date, in the aggregate amounts reflected thereon, with the exception of the receivables from Seegott, Inc. and Pivot-Malloy. VitroTech does not have any Accounts Receivables.

      4.26 Bank Accounts. Each of VitroCo and VitroTech has delivered to Star a complete list of (i) the names and locations of all financial institutions at which VitroCo and VitroTech maintain checking accounts, deposit accounts, securities accounts, safety deposit boxes or other deposits or safekeeping arrangements, the numbers or other identification of all such accounts and arrangement and the names of all persons authorized to draw against any funds therein and (ii) the names of all Persons holding powers of attorney from VitroCo and VitroTech. At the time of the Closing, no additional Person will have been authorized, from the date hereof, to draw on or have access to any such accounts or deposits or hold any power of attorney from VitroCo or VitroTech. All monies and accounts of VitroCo and VitroTech shall be held by, and be accessible only to, VitroCo and VitroTech at the time of the Closing.

      4.27 True Copies. All copies of documents delivered or made available to Star by Hi-Tech, VitroCo or VitroTech in connection with this Agreement are true and correct copies of the originals thereof.

      4.28 Capitalization. Hi-Tech owns all of the membership interest in VitroCo. The authorized capital stock of VitroTech consists of 50,000,000 shares of common stock, par value $0.001 per share, of which 14,873,000 shares are and at the Closing will be issued and outstanding. All of the outstanding membership interest in VitroCo and issued and outstanding shares of capital stock of VitroTech are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which VitroTech or VitroCo is a party or which are binding upon VitroTech or VitroCo providing for the issuance or transfer by VitroTech or VitroCo of additional shares of its capital stock or additional membership interests, respectively and VitroTech has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments which are binding upon VitroTech. There are no voting trusts or any other agreements or understandings with respect to the voting of VitroTech's capital stock.

      4.29 Litigation and Governmental Enforcement. To the best knowledge of Vitroco and VitroTech, neither they nor any of their affiliates, officers, directors or shareholders owning 5% or over of its capital stock is a party to any action, suit, arbitration, legal or administrative proceeding or investigation pending or threatened against it by any federal, state, municipal or governmental body, including, but not limited to, the SEC nor are they acting on behalf of such governmental bodies. To the best knowledge of Vitroco and VitroTech, neither they nor any of their affiliates, officers, directors or shareholders owning 5% or over of each entities capital stock have ever been fined, sanctioned, disciplined or imprisoned for any securities violation. There is no judgment, order, writ, injunction or decree of any court, governmental agency, tribunal or other governmental or regulatory authority as to which any of the assets, properties or business of Vitroco or VitroTech or any of their affiliates, officers, directors or shareholders owning 5% or over of its capital stock is subject, and Vitroco and VitroTech knows of no basis for such actions, suits, proceedings or investigations. Vitroco and VitroTech agree to immediately provide Star with written notification of any inquiry by any of the aforementioned regulatory bodies should they receive notice of same prior to the Closing.

      4.30 Affiliate Transactions. Except as disclosed in Schedule 4.30, (a) no officer or director of Vitroco or VitroTech has any significant interest in any entity that is engaged in a business which is in competition with the business of Vitroco or VitroTech and (b) no officer or director of Vitroco or VitroTech is a supplier to, or a customer of Vitroco or VitroTech, or is a party to any contract.

      4.31 Securities Law Compliance. Each of Vitroco and VitroTech has, on a timely basis, made any and all appropriate filings required by any applicable SEC rules and regulations and state securities laws ("Blue Sky Laws") in any jurisdiction where Vitroco and VitroTech has offered, sold or distributed its membership interests or shares of its common stock, respectively. Upon request, Vitroco and VitroTech shall be required to furnish in writing to Star all information within Vitroco's and VitroTech's possession or knowledge required by the applicable rules and regulations of the SEC and by any applicable state securities laws concerning the method of sale, distribution or other disposition of VitroTech common stock to its shareholders.

      4.32 Disclosure. The representations and warranties and statements of fact made by Hi-Tech, VitroCo and VitroTech Shareholders in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
                          OF STAR AND STAR STOCKHOLDER

      Except as set forth under the corresponding section of the disclosure schedule delivered to VitroCo concurrently herewith (the "Disclosure Schedule"), which Disclosure Schedule shall be deemed a part hereof, Star and the Star Stockholder hereby represent and warrant, jointly and severally, to Hi-Tech, VitroCo, VitroTech Shareholders as follows:

      5.1 Organization. Star is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

      5.2 Capitalization. Star's authorized capital stock consists of 50,000,000 shares of capital stock, all of which are designated as Common Stock, of which 11,043,496 shares are issued and outstanding and of which 5,000,000 will be issued and outstanding at the Closing. All issued and outstanding shares of capital stock of Star are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the Star Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Star is a party or which are binding upon Star providing for the issuance by Star or transfer by Star of additional shares of Star's capital stock and Star has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Star. There are no voting trusts or any other agreements or understandings with respect to the voting of Star's capital stock.

      5.3 Certain Corporate Matters. Star is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Star has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Star has delivered to each of the Purchasers true, accurate and complete copies of its Articles of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Boards of Directors of Star previously furnished to the Purchasers are complete and correct in all material respects. The stock records of Star and the stockholder lists of Star furnished to Purchasers are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of Star's capital stock and any other outstanding securities issued by Star. Star is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws in any material respect. Star is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject. Star has delivered to the Purchasers a complete copy of Star's financial records and tax returns from Star's inception to the Closing Date.

      5.4 Authority Relative to this Agreement. Each of Star and the Star Stockholder has the requisite corporate power and authority to enter into this Agreement and to carry out its/his obligations hereunder. The execution, delivery and performance of this Agreement by Star and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Star and no other actions on the part of Star is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Star and the Star Stockholder and constitutes a valid and binding obligation of Star and the Star Stockholder, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

      5.5 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Star of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Star nor the consummation by Star of the transactions contemplated hereby, nor compliance by Star with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of Star, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Star or the Star Stockholder is a party or by which it or any of its properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Star, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Star taken as a whole.

      5.6 SEC Documents. Star has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Star was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Star included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Star as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Star, its business, financial condition or results of operations). Except as and to the extent set forth on the balance sheet of Star as of December 31, 2003, including the notes thereto, Star does not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not).

      5.7 Financial Statements.

            (a) Included in the SEC Documents are the audited balance sheets of Star as at December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2002, and the periods July 16, 2001 (inception) through December 31, 2001 and July 16, 2001 (inception) through December 31, 2002, together with the unqualified report thereon of Lesley, Thomas, Schwarz & Postma, Inc.,, a Professional Accountancy Corporation ("LTSP"), independent auditor (collectively, "Star's Audited Financials").

            (b) Included in the SEC Documents are the unaudited consolidated balance sheets of Star as at September 30, 2003, and the related statements of operations and cash flows for the twelve months ended September 30, 2003, as reviewed by LTSP ("Star's Interim Financials"). The unaudited balance sheet at September 30, 2003 included in Star's Interim Financials is hereinafter referred to as the "Unaudited Balance Sheet" and December 31, 2003 is hereinafter referred to as the "Star Balance Sheet Date."

            (c) Star's Audited Financials and Star's Interim Financials (collectively "Star's Financial Statements") are (i) in accordance with the books and records of Star, (ii) correct and complete, (iii) fairly present the financial position and results of operations of Star as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Star or its businesses, financial conditions or results of operations.

      5.8 Events Subsequent to Financial Statements. Since December 31, 2002, there has not been any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Star, except changes in the ordinary course of business that, individually and in the aggregate, have not been materially adverse.

      5.9  Undisclosed  Liabilities.  Except as  otherwise  disclosed  in Star's
Financial Statements, Star does not have any material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

      5.10 Tax Matters.

            (a) Star has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

            (b) Star has paid, or adequately reserved against in Star's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

            (c) To the best knowledge of Star, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of Star's tax returns; and

            (d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Star.

            For the purposes of this Section 5.10, a tax is due (and must therefore either be paid or adequately reserved against in Star's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

      5.11 Real Property. Star does not own or lease any real property.

      5.12 Books and Records. The corporate and financial books and records of Star delivered to the Purchasers prior to the Closing fully and fairly reflect the transactions to which Star is a party or by which it or its properties are bound.

      5.13 Questionable Payments. Star, or any of its employees, agents or representatives, have, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Star's funds or made any payments from Star's funds to governmental officials for improper purposes or made any illegal payments from Star's funds to obtain or retain business.

      5.14 Environmental Matters. Neither Star nor the Star Stockholder have received notice of nor are they aware of any environmental matters which could have a material adverse effect on the assets or operations of Star.

      5.15 Intellectual Property. Star does not own or use any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Star does not have any knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Star infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

      5.16 Insurance. Star does not have any insurance policies in effect.

      5.17 Contracts. Star does not have any material contracts, leases, arrangements or commitments (whether oral or written). Star is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

      5.18 Litigation. Star is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Star. Star is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of Star, and neither Star nor the Star Stockholder knows of any basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting Star or to which Star is a party.

      5.19 Employees. Star has no employees. Star does not owe any compensation of any kind, deferred or otherwise, to any current or previous employees. Star has no written or oral employment agreements with any officer or director of Star. Star is not a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable or owing by Star to any stockholder, officer, director or employee of Star, nor are there any loans or debts payable or owing by any of such persons to Star or any guarantees by Star of any loan or obligation of any nature to which any such person is a party.

      5.20 Employee Benefit Plans. Star does not have any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Star.

      5.21 Legal Compliance. To the best knowledge of Star and the Star Stockholder, after due investigation, no claim has been filed against Star alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. Star holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

      5.22 No  Subsidiaries.  Star  does not own any  capital  stock or have any
interest   in  any   corporation,   partnership,   or  other  form  of  business
organization.

      5.23 Broker's Fees. Neither Star, nor anyone on its behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

      5.24 Registration Rights. Star has not granted or agreed to grant to any person or entity any rights (including "piggy back" registration rights) to have any securities of Star registered with the Securities and Exchange Commission or any other governmental authority that have not been satisfied.

      5.25 Listing and Maintenance Requirements. Star has not, in the 12 months preceding the date hereof, received notice from the trading market or stock quotation system on which Star's Common Stock is listed or quoted to the effect that Star is not in compliance with the listing or maintenance requirements of such trading market or stock quotation system. Star is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

      5.26 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by Star to arise, between the accountants and lawyers formerly or presently employed by Star and Star is current with respect to any fees owed to its accountants and lawyers.

      5.27 Securities Law Compliance. Star has, on a timely basis, made any and all appropriate filings required by any applicable SEC rules and regulations and Blue Sky Laws in any jurisdiction where Star has offered, sold or distributed shares of its common stock, and Star and the Star Stockholder represents and warrants that:

            (a) All issued and outstanding shares of Star' stock have been offered, sold or otherwise distributed in a manner compliant with any and all applicable SEC regulations or state securities laws, and that Star shall, upon request, be required to furnish in writing to Hi-Tech or VitroTech all information within Star's possession or knowledge required by the applicable rules and regulations of the SEC and by any applicable state securities laws concerning the method of sale, distribution or other disposition of Star common stock to its shareholders, including but not limited to the identity of, and compensation to be paid to, any proposed underwriter(s) that may have been employed or utilized in connection therewith;

            (b) To the best of the knowledge of Star and the Star Stockholder, there is no order preventing or suspending the sale or trading of the securities of Star that has been issued by the Securities and Exchange Commission or any similar regulatory agency and Star is not aware of any justification for such an order to be issued.

      5.28 Title to Properties, Liens and Encumbrances. Star has good title to all properties, interests in properties and assets reflected in the Star Financial Statements or acquired thereafter, free and clear of all Encumbrances. Such assets and properties include all tangible and intangible assets, contracts and rights necessary or required for the operation of the business of Star as now or heretofore conducted. All material tangible assets of Star are in good operating condition and repair, subject to normal wear and tear, free of defects, latent or patent, and are suitable, adequate and fit for the uses for which they are intended or being used; and such assets and the present use thereof do not violate in any material respect any applicable licenses, statutes, engineering standards or building, fire, zoning, health and safety or any other laws.

      5.29 Accounts Receivable. Star does not have any Accounts Receivables.

      5.30 Bank Accounts. Star has delivered to Hi-Tech or VitroTech a complete list of (i) the names and locations of all financial institutions at which Star maintains checking accounts, deposit accounts, securities accounts, safety deposit boxes or other deposits or safekeeping arrangements, the numbers or other identification of all such accounts and arrangement and the names of all persons authorized to draw against any funds therein and (ii) the names of all Persons holding powers of attorney from Star. At the time of the Closing, no additional Person will have been authorized, from the date hereof, to draw on or have access to any such accounts or deposits or hold any power of attorney from Star. All monies and accounts of Star shall be held by, and be accessible only to, Star at the time of the Closing.

      5.31 True Copies. All copies of documents delivered or made available to Hi-Tech, VitroCo or VitroTech from Star in connection with this Agreement are true and correct copies of the originals thereof.

      5.32 Disclosure. The representations and warranties and statements of fact made by Star, and the Star Stockholder in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 6
                                 INDEMNIFICATION

      6.1 Indemnification. Except for the Star Stockholder, each party to this Agreement ("Indemnifying Party") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "Indemnified Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Article 6 for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Indemnified Party in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations. Notwithstanding anything to the contrary herein, any obligation of Hi-Tech, VitroCo or VitroTech to indemnify any party under this Agreement shall be subject and subordinate to the obligation of VitroCo, and its successors and assigns, to indemnify Hi-Tech pursuant to the two (2) Assignment and Assumption Agreements dated February 3, 2004.

      6.2 Indemnification as to the Star Stockholder. The Star Stockholder will indemnify and hold VitroCo and Vitrotech and their officer and directors harmless from any and all losses and damages, including all judgments and amounts paid in settlements, that VitroCo or Vitrotech may suffer or incur as a result of or relating to any breach of any of the representations and warranties made specifically by the Star Stockholder as specified in Article 5 of this Agreement. If any action shall be brought against VitroCo or Vitrotech in respect of which indemnity may be sought pursuant to this Section 6.2 of this Agreement, such party seeking to be indemnified shall promptly notify the Star Stockholder in writing. The Star Stockholder will not be liable to such party seeking to be indemnified pursuant to this Section 6.2 for any settlement by such indemnified party effected without the Star Stockholder's prior written consent, which shall not be unreasonably withheld. The Star Stockholder shall not indemnify VitroCo and Vitrotech for any court costs, attorneys' fees or costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any misrepresentation.

      Each party to this Agreement will indemnify and hold the Star Stockholder and his agents harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Star Stockholder may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Indemnifying Party (as defined above) in this Agreement. If any action shall be brought against the Star Stockholder in respect of which indemnity may be sought pursuant to this Agreement, the Star Stockholder shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. The Star Stockholder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Star Stockholder except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of the Star Stockholder. The Indemnifying Party will not be liable to the Star Stockholder under this Article 6 for any settlement by the Star Stockholder effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Star Stockholder's breach of any of the representations, warranties, covenants or agreements made by the Star Stockholder in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations. Notwithstanding anything to the contrary herein, any obligation of Hi-Tech, VitroCo or VitroTech to indemnify any party under this Agreement shall be subject and subordinate to the obligation of VitroCo, and its successors and assigns, to indemnify Hi-Tech pursuant to the two (2) Assignment and Assumption Agreements dated February 3, 2004.

                                    ARTICLE 7
                     COVENANTS AND AGREEMENTS OF THE PARTIES
                           EFFECTIVE PRIOR TO CLOSING

      7.1 Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of VitroCo, VitroTech and Star as each party may request. In order that each party may have the full opportunity to do so, VitroCo, VitroTech and Star shall furnish each party and its representatives during such period with all such information concerning the affairs of VitroCo, VitroTech and Star as each party or its representatives may reasonably request and cause VitroCo, VitroTech and Star and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party and/or its representatives upon request.

      7.2 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall: (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the transactions contemplated in this Agreement; and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

      7.3 Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each of VitroCo, VitroTech and Star hereto shall:
(i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing; and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of the other parties of this Agreement. Without the prior written consent of the other parties to this Agreement , as the case may be, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

      7.4 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of VitroCo, VitroTech or Star.

      7.5 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

                                    ARTICLE 8
                    CONDITIONS TO CLOSING; CLOSING DELIVERIES

      8.1 Conditions to Obligations of Hi-Tech and the VitroTech Shareholders. The obligations of Hi-Tech and the VitroTech Shareholders under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries of Star. At the Closing, Star shall have delivered or caused to be delivered to representatives of Hi-Tech the following:

                  (i) resolutions duly adopted by the Board of Directors of Star authorizing and approving the execution, delivery and performance of this Agreement and the Securities Purchase Agreement pursuant to which Star will issue shares of Star Stock to investors in connection with a private placement of Star common stock to close immediately following the Closing Date;

                  (ii) a certificate of good standing for Star from the Secretary of State of the State of Nevada, dated not earlier than three days prior to the Closing Date;

                  (iii) stock certificates representing the Star Shares bearing the names of Hi-Tech and each of the VitroTech Shareholders as provided on Exhibit "A" attached hereto;

                  (iv) a copy of this Agreement duly executed by Star and the Star Stockholder;

                  (v) executed resignations and board resolutions appointing officers and board members satisfactory to counsel for VitroTech; and

                  (vi) evidence of the redemption and cancellation of 6,043,496 shares of Star common stock held by the certain stockholders;

                  (vii)  such  other  documents  as  Hi-Tech  or  the  VitroTech
Shareholders  may  reasonably   request  in  connection  with  the  transactions
contemplated hereby.

            (b) Representations and Warranties to be True. The representations and warranties of Star and the Star Stockholder herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Star and the Star Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

            (d) No Material Adverse Effect. As of the Closing Date, there shall have been no Material Adverse Effect with respect to Star since the date hereof.

      8.2 Conditions to Obligations of Star. The obligations of Star under this Agreement shall be subject to each of the following conditions:

            (a) Closing Deliveries of Hi-Tech. On the Closing Date, Hi-Tech shall have delivered to Star the following:

                  (i) a certificate of good standing for Hi-Tech from the Secretary of State of the State of Nevada, dated not earlier than three days prior to the Closing Date;

                  (ii) a copy of this Agreement duly executed by Hi-Tech;; and

                  (iii) a certificate representing all of the membership interest of VitroCo bearing the name of Star and an executed amended and restated VitroCo Materials, LLC Operating Agreement naming Star as the sole member; and

                  (iv) such other documents as Star, the Star Stockholder may reasonably request in connection with the transactions contemplated hereby.

            (b) Representations and Warranties to be True. The representations and warranties of Hi-Tech, VitroCo and VitroTech Shareholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Hi-Tech, VitroCo and the VitroTech Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

            (c) No Material Adverse Effect. As of the Closing Date, there shall have been no Material Adverse Effect with respect to Hi-Tech, VitroCo or VitroTech since the date hereof.

                                    ARTICLE 9
                              ADDITIONAL AGREEMENTS

      The parties hereto will cooperate with one another after Closing and, without any further consideration, will execute and deliver such other documents as shall be reasonably required after the Closing and to take any other action necessary to carry out the intent and purposes of this Agreement.

                                   ARTICLE 10
                               GENERAL PROVISIONS

      10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

      10.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

      10.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

      10.4 Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

      10.5 Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

      10.6 Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of Los Angeles, California and each party hereby waives any right to object to the convenience of such venue.

      10.7 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

      10.8 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

      10.9 Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

      10.10 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

      10.11 Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

      10.12 Schedules. If there is any inconsistency between the statements in the body of this Agreement and those in the schedules (other than an exception expressly set forth in the schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

      10.13 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

      10.14. Incorporation of Exhibits and Schedules. The exhibits, schedules, and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

                               [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

"STAR:"                                 "STAR STOCKHOLDER:"

Star Computing, Ltd.,
a Nevada corporation

By:________________________________     ________________________________________
   Larry S. Poland                      LARRY S. POLAND
   President


"HI-TECH:"                              "VITROCO:"

Hi-Tech Environmental Products, LLC,    Vitroco Materials, LLC,
a Nevada limited liability company      a Nevada limited liability company


By:________________________________     By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


"VITROTECH:"

Vitrotech Corporation
a Nevada corporation

By:________________________________
   Name:
   Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                             [SIGNATURE PAGE TWO OF
                            STOCK PURCHASE AGREEMENT]

"VITROTECH SHAREHOLDERS:"


___________________________________     ________________________________________
Alan Kruss                              Ivan Joffe


___________________________________     ________________________________________
Laura Tateyama                          Chris Winkler


___________________________________     ________________________________________
Philip Gardner                          Garth Gardner


___________________________________     ________________________________________
John L. Keller                          George M. Bashara


___________________________________     ________________________________________
Bradley P. Gardner, M.D.                Jonathan Kniss


___________________________________     ________________________________________
John M. Frankfort                       Gloria L. Frankfort


___________________________________
Yeong M. Frankfort


___________________________________     ________________________________________
Edward A. Johnson                       Maureen Koch

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                            [SIGNATURE PAGE THREE OF
                            STOCK PURCHASE AGREEMENT]

___________________________________     ________________________________________
Norman Borne                            Jackie Lynn


Roc-Tech, LLC                           Lasting Touch, LLC

By:________________________________     By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


Goldstein Consultants, LLC              Lamb Associates

By:________________________________     By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


Elgin Investments, LLC

By:________________________________
   Name:
   Title:

                     DISCLOSURE SCHEDULE OF HI-TECH, VITROCO
                         AND THE VITROTECH SHAREHOLDERS

This Disclosure Schedule modifies, amends, supplements and discloses, and states exceptions to, the representations and warranties of Hi-Tech, VitroCo or the VitroTech Shareholders, set forth in Section 4 of the Agreement. Each disclosure herein, including but not limited to those which are contained on any subschedules or exhibits included herein, is made for the sake of convenience as to all sections of the Agreement, even if such disclosure is specified for a single section of the Agreement, without the need for identification of specific additional sections or repetition, but only to the extent that the disclosure is reasonably apparent on its face as being applicable to such other section. Any terms not defined herein which are defined in the Agreement shall have the meaning set forth in the Agreement. Where any representation or warranty contained in the Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in this Disclosure Schedule does not constitute a determination that such matters are material.

4.7 The liabilities reflected in the Vitro Financial Statements may not take into account of liabilities due to Hi-Tech or VitroCo's vendors and service providers that have provided services to Hi-Tech or VitroCo in the ordinary course of their business but that have not yet billed or invoiced Hi-Tech or VitroCo as of the date of the Vitro Financial Statements for such services. The amount of such liabilities may exceed $500,000.

      Hi-Tech, VitroCo and VitroTech hereby disclose that the U.S. Patent and Trademark Office has issued a patent to Polyone Corporation, U.S. Patent Application No. 2002-0198121, issued December 26, 2002, entitled "Composition and Method for Improvement of Resin Flow Polymer Processing Equipment", which Hi-Tech, VitroCo and VitroTech believe may be an infringement upon VitroCo's intellectual property.

4.13  See, Disclosure Schedule Section 4.7 regarding Polyone Corporation patent.

4.31 VitroTech has not made the appropriate filings under the Blue Sky Laws in the jurisdictions in which it sold shares of its founders common stock.

                             SCHEDULE OF EXCEPTIONS

      This Schedule of Exceptions relates to that certain Stock Purchase Agreement by and among Star Computing Ltd., a publicly traded Nevada corporation ("Star"), and Larry S. Poland, an individual stockholder of Star (the "Star Stockholder") on the one hand, and Hi-Tech Environmental Products, LLC, a Nevada limited liability company d/b/a VitroCo ("Hi-Tech"), VitroCo Materials, LLC, a Nevada limited liability company ("VitroCo"), VitroTech Corporation, a Delaware corporation ("Vitrotech") and all of the shareholders of VitroTech (collectively, the "VitroTech Shareholders") on the other hand, which is dated as of February 3, 2004 ("Agreement"). This Schedule of Exceptions references the specific representations and warranties as to which an exception is made, provided, however, that if an exception could apply to any other specific representation and warranty, such exception shall be deemed to have referenced such other specific representation and warranty if a reasonable person could ascertain the applicability of such exception to such other specific representation and warranty.

      Capitalized terms used in this Schedule of Exceptions shall have the same meaning when used in the Agreement unless otherwise specified. Unless otherwise designated, all information contained herein is effective as of January 30, 2004:

      5.1   Organization. None.

      5.2 Capitalization. Star's authorized capital stock consists of 50,000,000 shares of capital stock, all of which are designated as Common Stock, of which no more than 5,000,000 shares at the Closing will be issued and outstanding.

      5.3   Certain Corporate Matters. None.

      5.4   Authority Relative to this Agreement. None.

      5.5   Consents and Approvals; No Violations. None.

      5.6   SEC Documents. None.

      5.7   Financial Statements. None.

      5.8   Events Subsequent to Financial Statements.

            a) Star's forward split of its common stock, which was effective on December 1, 2003.

            b) Star's redemption of 5,043,496 shares of common stock from certain shareholders.

      5.9   Undisclosed Liabilities. None.

      5.10  Tax Matters. None.

      5.11  Real Property. None.

      5.12  Books and Records. None.

      5.13  Questionable Payments. None.

      5.14  Environmental Matters. None.

      5.15  Intellectual Property. Domain name www.starcomputingltd.com.

      5.16  Insurance. None.

      5.17  Contracts. None.

      5.18  Litigation. None.

      5.19 Employees. Star has no employees, other than the outgoing management of Star, who will be tendering their resignations.

      5.20  Employee Benefit Plans. None.

      5.21  Legal Compliance. None.

      5.22  Subsidiaries.

            a)    Seegott Acquisition Corporation; and

            b)    VitroTech Acquisition Corporation.

      5.23  Broker's Fees. None.

      5.24  Registration Rights. None.

      5.25  Listing and Maintenance Requirements. None.

      5.26  No Disagreements with Accountants and Lawyers. None.

      5.27  Securities Law Compliance. None.

      5.28  Title to Properties, Liens and Encumbrances. None.

      5.29  Accounts Receivable. None.

      5.30  Bank Accounts. None.

      5.31  True Copies. None.

      5.32  Disclosure. None.

                           EXHIBITS TO THIS AGREEMENT

                                    Exhibit A

               Allocation of Star Shares to VitroTech Shareholders

VitroTech Shareholders                                              Star Shares
----------------------                                              -----------

Philip Gardner                                                          125,000
Lasting Touch, LLC - Elliot Goldstein, Manager                           25,000
Christopher R. Winkler                                                   25,000
John M. & Yeong M. Frankfort                                             37,500
John M. Frankfort & Gloria L. Frankfort                                  12,500
Jonathan Kniss                                                          187,500
Goldstein Consultants, LLC, Elliot Goldstein, Manager                    50,000
Lamb Associates, Diana L. Carlos-Lynch, Trustee                         300,000
Bradley P. Gardner, M.D.                                                125,000
Garth Gardner                                                           125,000
Laura Tateyama                                                           62,500
John Keller                                                              62,500
George M. Bashara                                                       250,000
Ivan Joffe                                                              125,000
Alan Kruss                                                              250,000
Edward Johnson                                                           50,000
RocTech, LLC, Darian Tenace, President                                   37,500
Norman Borne                                                             25,000
Elgin Investments, LLC                                               13,000,000

                                    Exhibit B

                       List of Liabilities Assumed by Star

Star Computing Limited, a Nevada corporation, that will change its name to VitroTech Corporation shortly after the date of this agreement ("Star") will not directly assume any liabilities of VitroCo. Star, however, will guaranty certain obligations of VitroCo Materials, LLC to: (i) Red Rock Canyon Mineral, LLC, a California limited liability company; (ii) Valley Springs Mineral, LLC, a California limited liability company; (iii) Hi-Tech Environmental Products, LLC, a Nevada limited liability company; (iv) Enviro Investment Group, LLC, a Nevada limited liability company pursuant to those certain Guaranties made as of February 3, 2004 by Star.